THE NORTH COUNTRY EQUITY GROWTH FUND

Ticker: NCEGX

THE NORTH COUNTRY INTERMEDIATE BOND FUND

Ticker: NCBDX

each a series of

THE NORTH COUNTRY FUNDS (the “Trust”)

Supplement Dated June 12, 2019 to the Prospectus Dated March 30, 2019 (the “Prospectus”)

The paragraph contained in the section entitled “MANAGEMENT,” with respect to the North Country Equity Growth Fund (the “Growth Fund”), on page 4 of the Prospectus is deleted in its entirely and replaced with the following:

North Country Investment Advisers, Inc. is the Growth Fund’s investment adviser. Adam M. Horowitz and Alina Kindron serve as the Growth Fund’s co-portfolio managers. Mr. Horowitz, Portfolio Manager of the Adviser, has served as a portfolio manager of the Growth Fund since August 9, 2018. Alina Kindron, Assistant Vice President and Investment Officer of Glens Falls National Bank (“GFNB”) and Portfolio Manager of the Adviser, has served as a portfolio manager of the Growth Fund since May 27, 2019.

The paragraph contained in the section entitled “MANAGEMENT,” with respect to The North Country Intermediate Bond Fund (the “Bond Fund”), on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

North Country Investment Advisers, Inc. is the Bond Fund’s investment adviser. Alina Kindron and Adam M. Horowitz serve as the Bond Fund’s co-portfolio managers. Alina Kindron, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Bond Fund since August 9, 2018. Mr. Horowitz, Portfolio Manager of the Adviser, has served as a portfolio manager of the Bond Fund since May 27, 2019.

The five paragraphs contained in the section entitled “PORTFOLIO MANAGERS” beginning on page 16 of the Prospectus are deleted in their entirety and replaced with the following:

Alina Kindron, a portfolio manager of the Bond Fund since August 9, 2018 and a portfolio manager of the Growth Fund since May 27, 2019, shares primary responsibility for the management and day-to-day implementation of the Bond Fund’s and the Growth Fund’s investment strategies. Ms. Kindron, Portfolio Manager of the Adviser, has been employed with GFNB since 2007, and is an Assistant Vice President and Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Ms. Kindron is a graduate of the Academy of Economic Studies in Bucharest, Romania with a Bachelor’s degree in Finance, Insurance, Banking and Capital Markets and was awarded the Accredited Asset Management Specialist (AAMS) designation from The College for Financial Planning.

Adam M. Horowitz, a portfolio manager of the Growth Fund since August 9, 2018 and a portfolio manager of the Bond Fund since May 27, 2019, shares primary responsibility for the management and day-to-day implementation of the Growth Fund’s and the Bond Fund’s investment strategies. Mr. Horowitz, Portfolio Manager of the Adviser, has been employed with GFNB since 2018, and is an Officer and Investment Professional of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Prior to joining GFNB, Mr. Horowitz served as a Portfolio Manager in the Private Wealth Management Division of another trust company. Mr. Horowitz received a Bachelor of Arts degree from The State University of New York at Albany and an MBA from The State University of New York at Albany.

Please retain this supplement for future reference.